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Consultant Confidentiality and Inventions Agreement

1 Purpose of Agreement. As a condition and in consideration of relationship by VC Solutions, Inc. (the "Company") I, the Consultant named at the end of this Consultant Confidentiality and Inventions Agreement (the "Agreement"), acknowledge that confidential information and inventions of Company are trade secrets and important assets of Company, and I agree to be bound by the terms of this Agreement.

2 Confidentiality. The following information and materials (collectively referred to as "Confidential Information"), whether in written, oral, magnetic, photographic, optical or other form and whether now existing or developed or created during the period of my relationship or engagement with Company, excepting information obtained by me from general or public sources, are proprietary to Company and are highly confidential in nature.

         2.1 Business Records, Marketing Plans and Customer Information. All books, records, documents, memoranda and materials, and the information contained therein, relating to the business and finances of Company including, but not limited to: (i) marketing and development plans, forecasts, forecast assumptions, forecast volumes, future plans and potential strategies of Company; (ii) cost objectives, pricing policies and procedures, quoting policies and procedures, and unpublished price lists; (iii) licensing policies, strategies and techniques; (iv) customer lists, names of past, present and prospective customers and their representatives; (v) data and other information about or provided by past, present and prospective vendors;
(vii) purchasing information, orders, invoices, billings, and payment of billings; (viii) past, present and prospective licenses and licensees, the terms and conditions of any licenses or prospective licenses, contracts or prospective contracts; (ix) types of products, supplies, materials and services purchased, leased, licensed and/or sold by Company; (x) past, present and future research and development arrangements; (xi) customer service information; (xii) joint ventures, mergers and/or acquisitions; (xiii) Company personnel policies and procedures, Company personnel files, and the compensation of officers, directors and Consultants of Company; and (xiv) all other confidential business records and trade secrets of Company.

         2.2 Technology and Manufacturing Procedures. All books, records, documents, memoranda and materials, and the information contained therein, relating to the technology of Company (whether or not patentable, whether or not protected by copyright, whether developed by or for Company) including, but not limited to: (i) technology licensed to Company by any third party;
(ii) ideas and concepts for existing and new products, processes and services;
(iii) specifications for products, equipment and processes, whether technical or financial; (iv) manufacturing and performance specifications and procedures; (v) engineering drawings, flow charts, and graphs; (vi) technical, research and engineering data; (vii) formulations, materials, and material specifications; (viii) laboratory studies and benchmark tests; (ix) laboratory notebooks (or equivalent); (x) plant layout and equipment; (xi) manuals, including service manuals and operation manuals; (xii) quality assurance policies, procedures and specifications; (xiii) feasibility and trade secrets related to the research, engineering, development and manufacturing of Company.

         2.3 Third Party Information, and Not Generally Known. Any and all other information and materials in Company's possession or under its control from any other person or entity which Company is obligated to treat as confidential or proprietary ("Third Party Information"), and any and all other information not generally known to the public or within the industries or trades in which Company competes.

         2.4 General Skills and Knowledge. The general skills and experience gained by Consultant during Consultant's relationship with Company, and information publicly available or generally known within the industries or trades in which Company competes, is not considered Confidential Information.

3 Consultant's Obligations as to Confidential Information and Materials. During Consultant's relationship by Company, Consultant may have access to all or a portion of the Confidential

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Information and, as such, will occupy a position of trust and confidence with respect to Company's affairs and business. Consultant will take the following steps to preserve the confidential and proprietary nature of the Confidential
Information:

         3.1 Non-Disclosure. During and for a period of three years after Consultant's relationship with Company, Consultant will not use, disclose or otherwise permit any person or entity access to any of the Confidential Information other than as required in the performance of Consultant's duties with Company. In addition, Consultant will take all reasonable precautions to prevent disclosure of the Confidential Information..

         3.2 Return All Materials. Upon termination of Consultant's relationship with Company, for any reason whatsoever, Consultant will deliver to Company all tangible materials embodying the Confidential Information, including, without limitation, any documentation, records, listings, notes, data, sketches, drawings, memoranda, models, accounts, reference materials, samples, machine-readable media and equipment which in any way relate to the Confidential Information. Consultant may not retain any copies or abstracts of any Confidential Information.

4 Ideas and Inventions. For the purpose of this Agreement, "Inventions" shall mean all ideas, concepts, know-how, techniques, processes, methods, inventions, discoveries, developments, innovations and improvements (i) conceived or made by Consultant, whether alone or with others, in the course of Consultant's relationship by Company; or (ii) conceived or made by Consultant, whether alone or with others, in the course of Consultant's relationship, but which reach fruition within two years of the termination of Consultant's relationship, and which either (a) involve or are reasonably related to either the business of Company or to Company's actual or demonstrably anticipated research or development, or (b) incorporate or are based on, in whole or in part, any of the Confidential Information; or (iii) conceived or made by Consultant, whether alone or with others, within one year of termination of Consultant's relationship and which either (a) involve or are reasonably related to either the business of Company or to Company's actual or demonstrably anticipated research or development, or (b) incorporate or are based on, in whole or in part, any of the Confidential Information.

         4.1 Inventions are Property of Company. Consultant agrees that all right, title and interest in or to any and all Inventions are the sole and exclusive property of Company. Consultant agrees to promptly disclose all Inventions to Company, and to provide all assistance reasonably requested by Company in the preservation of its interests in the Inventions, such as by executing documents, testifying, etc. Consultant agrees to execute, acknowledge and deliver any instruments confirming the complete ownership by Company of such Inventions. Such assistance shall be provided at Company's expense, but without any additional compensation to Consultant. Consultant agrees that if Consultant makes an invention which Consultant believes to be outside the scope of this Agreement, Consultant shall disclose the invention to Company management, through Consultant's superior, and request a release of any claim of interest therein by Company, which release if granted may be subject to a royalty-free reserved license to Company.

5 Copyrights. Consultant agrees that any work prepared for Company which is protected under United States copyright laws or under the Universal Copyright Convention, the Berne Copyright Convention and/or the Buenos Aires Copyright Convention shall be a work made for hire and ownership of all copyrights (including all renewals and extensions therein) shall vest in Company. In the event any such work is deemed not to be a work made for hire for any reason, Consultant hereby grants, transfers and assigns all right, title and interest in such work and all copyrights in such work and all renewals and extensions thereof to Company, and agrees to provide all assistance reasonably requested by Company in the establishment, preservation, and enforcement of its copyright in such work, such assistance to be provided at Company's expense, but without any additional compensation to Consultant. Consultant hereby agrees to and does hereby waive all moral rights with respect to the work developed or produced hereunder, including without limitation, any and all rights of identification of authorship and any and all rights of approval, restriction, or limitation on use or subsequent modifications.

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6  Consultant Rights. This Agreement shall neither embrace nor include any ideas, inventions, improvements, innovations, applications for and/or Letters Patent, and copyrights owned or controlled by Consultant prior to the time of Consultant's relationship by Company, which are both identified below and provable by appropriate evidence, complying with the requirements of the United States patent law and the Rules of Practice of the United States Patent and Trademark Office for proof of invention. Company shall hold such disclosures by Consultant in strict confidence.

7 Conflicting Obligations and Rights. Before undertaking a particular assignment or performing any related work, Consultant shall inform Company in writing of any apparent conflict between Consultant's work for Company on such particular assignment and other obligations and (i) any obligations Consultant may have to preserve the confidentiality of another's proprietary information or materials, or (ii) exercising any rights Consultant may claim to any ideas, inventions, improvements, innovations, applications for and/or Letters Patent, and copyrights identified in Paragraph 6. In the absence of such written notice, Company may conclude that no such conflict exists and Consultant agrees thereafter to make no such claim against Company.

8 Injunctive Relief. Consultant, recognizing that irreparable injury shall result to Company in the event of Consultant's breach of the terms and conditions of this Agreement, agrees that in the event of his breach or threatened breach, Company shall be entitled to injunctive relief restraining Consultant, and any and all persons or entities acting for or with Consultant, from such breach or threatened breach. Nothing herein contained, however, shall be construed as prohibiting Company from pursuing any other remedies available to it by reason of such breach or threatened breach.

9 Miscellaneous. This Agreement may not be modified, changed, amended , or altered except in writing signed by Consultant or his duly authorized representative, and by an officer of Company. This Agreement shall be interpreted in accordance with the laws of the State of California. Any claims or action arising out of this Agreement shall be decided in Orange County, California. At the option of either party, any dispute arising from or with respect to this Agreement shall be decided by arbitration by the American Arbitration Association in accordance with its commercial rules. Should any legal action be commenced between the parties to this Agreement concerning any provision of this Agreement, the expense of all attorneys' fees and other costs incurred in connection therewith shall be paid by the losing party. Should any provision or portion of this Agreement be held unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding. This Agreement constitutes the sole and only agreement of the parties hereto concerning the subject matter addressed in this Agreement. Any prior agreements, promises, negotiations, or representations concerning its subject matter not expressly set forth in this Agreement, are of no force and effect.


         VC Solutions, Inc.                           Consultant

By          William E. Wheaton, III

Signature   /s/ William E. Wheaton          Signature   /s/ David Russell, Jr.
            --------------------------                  -----------------------
Print Name  William E. Wheaton III          Print Name  David Russell
            --------------------------                  -----------------------
Title       President                       Residence   200 E. 94 St.
            --------------------------                  -----------------------
Date        1/16/98                         City        New York
            --------------------------                  -----------------------
                                            State       N.Y.       Zip  10128
                                                        -----------------------
                                            Date        1/16/98
                                                        -----------------------


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PURSUANT TO PARAGRAPH 6, I HAVE MADE A RECORD BELOW OF THE IDEAS, INVENTIONS,
ETC. WITH BRIEF DESCRIPTIONS THEREOF, WHICH I POSSESS AT THE TIME OF RELATIONSHIP AND WHICH I WISH TO EXCLUDE FROM THE SCOPE OF THIS AGREEMENT.



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